Exhibit 99.2


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DATE:                 FEBRUARY 5, 2001

TO:                   CHARTER MUNICIPAL MORTGAGE ACCEPTANCE COMPANY
                      ("Counterparty")

ATTENTION:            MIKE WIRTH
                      TEL: (212) 588 2095
                      FAX: (212) 593 5769

FROM:                 MERRILL LYNCH CAPITAL SERVICES, INC. ("MLCS")
CONTACTS:             ETIENNE, SANDRA
                      TEL: (212) 449-7134
                      FAX: (646) 805-0218

RE:                   SWAP TRANSACTION CONFIRMATION

MLCS Reference:       01MU00089, 661785A

Dear Sir or Madam:

        The purpose of this communication is to confirm the terms and conditions of the transaction entered into between us on the Trade Date specified below (the "Transaction"). This communication constitutes a "Confirmation" as referred to in the Agreement specified below.

        This Confirmation incorporates the definitions and provisions contained in the 1991 ISDA Definitions (as supplemented by the 1998 Supplement) and the 1992 ISDA U.S. Municipal Counterparty Definitions, as published by the International Swaps and Derivatives Association, Inc. (the "Definitions"). All references in the Definitions to a "Swap Transaction" shall be deemed to apply to the Transaction referred to herein. In the event of any inconsistency between the 1991 ISDA Definitions and the 1992 ISDA U.S. Municipal Counterparty Definitions, the terms of the 1991 ISDA Definitions shall govern. In the event of any inconsistency between this Confirmation and the Agreement or the Definitions, the terms of this Confirmation shall govern.

        This Confirmation evidences a complete and binding agreement between you and us as to the terms of the Transaction to which this Confirmation relates. In addition, you and we agree to use all reasonable efforts promptly to negotiate, execute and deliver an agreement in the form of the ISDA Master Agreement (Multicurrency-Cross Border) (the "Master Form"), with such modifications as you and we will in good faith agree (the "Agreement"). Upon the execution by you and us of the Agreement, this Confirmation will supplement, form a part of, and be subject to the Agreement. All provisions contained in or incorporated by reference in the Agreement upon its execution will govern this Confirmation except as expressly modified below. Until we execute and

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deliver the  Agreement,  this  Confirmation,  together with all other  documents referring to the Master Form (each a "Confirmation") confirming transactions (each a "Transaction") entered into between us (notwithstanding anything to the contrary in a Confirmation), shall supplement, form a part of, and be subject to, an agreement in the form of the Master Form as if we had executed an agreement in such form (but without any Schedule except for the election of the laws of the State of New York as the governing law and US Dollars as the Termination Currency) on the Trade Date of the first such Transaction between us. In the event of any inconsistency between the provisions of that agreement and this Confirmation, this Confirmation will prevail for the purpose of this Transaction.

The terms of the particular Transaction to which this Confirmation relates are as follows:

Notional Amount:                 USD  100,000,000.00

Trade Date:                      February 1, 2001

Effective Date:                  February 5, 2001

Termination Date:                The earlier of (i) February 5, 2004 or (ii) the
                                 Optional Termination Date as defined below under Other Provisions

Fixed Amounts:

   Fixed Rate Payer:             Counterparty

   Fixed Rate Payer              August 5,  February 5 in each year,  commencing
   Payment Date(s):              on August 5, 2001 and ending on the Termination
                                 Date,  inclusive,   subject  to  adjustment  in
                                 accordance  with  the  Following  Business  Day
                                 Convention

   Fixed Rate:                   3.640000%

   Fixed Rate
   Day Count Fraction:           30/360

   No Adjustment of
   Period End Dates:             Applicable

Floating Amounts:

   Floating Rate Payer:          MLCS

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   Floating Rate Payer           August 5,  February 5 in each year,  commencing
   Payment  Date(s):             on August 5, 2001 and ending on the Termination
                                 Date,  inclusive,   subject  to  adjustment  in
                                 accordance  with  the  Following  Business  Day
                                 Convention

   Floating  Rate Payer
   Floating Rate Option:         The BMA Municipal Swap Index (as defined below)

                                 1. The BMA Municipal Swap Index (the "Index"):

                                 "BMA Municipal Swap Index" means the rate determined on the basis of an index based upon the weekly interest rates of tax-exempt variable rate issues included in a data base maintained by Municipal Market Data or any successor indexing agent (the "Indexing Agent") which meet specific criteria established by the Bond Market Association, formerly known as the Public Securities Association (as set forth in Exhibit A attached hereto).

                                 2. Alternative Floating Rate Option:

                                 In the Event the Indexing Agent no longer publishes an index satisfying the requirements of the preceding paragraph, the Relevant Rate in respect of a Reset Date shall be the "J.J. Kenny Index" (as defined below), provided further, however, that if the J.J. Kenny Index also ceases to be published, an alternative index shall be calculated by an entity selected in good faith by MLCS and approved by Counterparty, and shall be determined using the criteria for the BMA Municipal Swap Index that is set forth in Exhibit A attached hereto.

                                 3. "J.J. Kenny Index" means the index generally made available on the Reset Date by Kenny Information Systems or any successor indexing agent hereunder (the "Successor Indexing Agent"). The Index is announced by Kenny
                                 Information   Systems  at  the   beginning   of
                                 business

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                                 on Tuesday,  and shall be  effective  as of the
                                 same day, or if Tuesday is not a New York Business Day, the Index is announced on the next succeeding New York Business Day, and shall be effective as of the same day. The Index is generally effective until the next Reset Date. The Index shall be based upon 7-day yield evaluations at par of bonds, the interest on which is exempt from Federal income taxation under the Internal Revenue Code of 1986 as amended, of not less than five "high grade" component issuers selected by the Successor Indexing Agent which shall include, without
                                 limitation,   issuers  of  general   obligation
                                 bonds. The specific issuers included among the component issuers may be changed from time to time by the Successor Indexing Agent in its discretion. The bonds on which the Index is based shall not include any bonds the interest on which is subject to a "minimum tax" or similar tax under the Internal Revenue Code, unless all tax-exempt bonds are subject to such tax.

Spread:                          Inapplicable

Floating Rate
Day Count Fraction:              Actual/Actual

Reset Dates:                     Each Thursday (or if such day is not a Business
                                 Day, then the succeeding Business Day). The initial rate shall be as of the Thursday immediately preceding the Effective Date

No Adjustment of
Period  End  Dates:              Applicable

Rate Cut-Off Dates:              Inapplicable

Averaging:                       Applicable

Method of Averaging:             Weighted Average

Compounding:                     Inapplicable

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Business Days:                   New York

Calculation Agent:               MLCS,   unless   otherwise   specified  in  the
                                 Agreement

Other  Provisions:               MLCS and  Counterparty  agree  that MLCS  shall
                                 have the right to elect  that in the event that
                                 the  Agreement  is not  executed by February 8,
                                 2001 this, this Transaction shall be terminated
                                 effective as of the day that is 7 calendar days
                                 after the Trade Date,  (or if such a day is not
                                 a Business Day, on the next succeeding Business
                                 Day)(the  "Optional  Termination  Date").  Such
                                 right may be  exercised  by notice to the other
                                 party  not  less  than   five   Business   Days
                                 preceding the Optional Termination Date. In the
                                 event   that  MLCS   exercises   its  right  to
                                 terminate    this    Transaction,    MLCS   and
                                 Counterparty  shall  attempt  to  agree  on  an
                                 amount payable by one party to the other on the
                                 Optional  Termination  Date in  respect of such
                                 termination.  If the  parties  fail to agree on
                                 such  an  amount  prior  to  the  second  Local
                                 Business   Day    preceding    such    Optional
                                 Termination  Date,  MLCS  shall  determine  the
                                 "Market  Quotation"  for this  Transaction  (as
                                 defined  in Section  14 of the  Agreement,  but
                                 based on  Reference  Market-makers'  mid-market
                                 quotations)   for   value   on   the   Optional
                                 Termination Date. The Market Quotation shall be
                                 paid  by the  relevant  party  on the  Optional
                                 Termination  Date, and this  Transaction  shall
                                 terminate on the Optional Termination Date with
                                 no  further  rights and  obligations  of either
                                 party,   except  for  the  obligation  to  make
                                 payment  of  the  Market  Quotation,  provided,
                                 however,  that  if the  Agreement  is  executed
                                 prior to the Optional  Termination  Date, then,
                                 unless    the    parties    otherwise    agree,
                                 notwithstanding that notice of termination has been given, this Transaction shall not be terminated and the Market Quotation shall not be payable hereunder.

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Non-Reliance:                    Each party  represents  to the other party that
                                 it is acting for its own account, and has made its own independent decisions to enter into
                                 this   Transaction   and  as  to  whether  this
                                 Transaction is appropriate or proper for it based on its own judgment and upon advice from such advisors as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into this
                                 Transaction,    it   being    understood   that
                                 information and explanations related to the terms and conditions of this Transaction shall
                                 not  be  considered   investment  advice  or  a
                                 recommendation to enter into this Transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of this Transaction.

Account  Details

     Payments  to MLCS:          Bankers  Trust  Company
                                 New York, NY
                                 ABA:  021-001-033
                                 A/C #00-811-890
                                 Ref: Merrill Lynch Capital Services, Inc.
                                 Municipal Swap Account

     Payments to  Counterparty:  Please advise

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Please  confirm  that  the  foregoing  correctly  sets  forth  the  terms of our agreement by executing this Confirmation and returning it to us by facsimile transmission.


                                            Yours sincerely,

                                            MERRILL LYNCH CAPITAL SERVICES, INC.



                                            By: /s/ Angelina A. Lopes
                                               ---------------------------------
                                                     Authorized Signatory



Accepted and confirmed as
of the Trade Date written above:

CHARTER MUNICIPAL MORTGAGE ACCEPTANCE COMPANY



By:
    --------------------------------
     Name:
     Title:

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                                    Exhibit A

                            BMA Municipal Swap Index
                        Produced By Municipal Market Data



Final Index Criteria

1.      Issue must be a weekly reset effective on Wednesday.
2.      No lag resets will be considered.
3.      Only Non-AMT issues will be included.
4.      Issue must have a VMIG1 or A1+ rating.
5.      Issue must pay interest on a monthly basis.
6.      Interest must be calculated on a ACT/ACT basis.
7.      Only one quote per obligor per dealer will be included.
8.      All states will be considered.
9.      Issue must have an outstanding amount of $10 million or more.

Index Calculation

1. The rates of the issues which qualify for inclusion in the index are not weighted by issue size.

2. The standard deviation of the rates is calculated. Any issue falling outside +/- 1 SD is dropped.

3. Each participating dealer is limited to no more than 15% of the index by an averaging method. Any dealer originally having a total number of issues greater than 15% will have sufficient number of issues reduced from its distribution to meet the desired limitation.

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